UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2008

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the ExchangeAct (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the ExchangeAct (17 CFR 240.13e-4(c))

ITEM: 5.02(d)	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On Thursday, January 3, 2008, Simmons First National Corporation’s (NASDAQ-GS: SFNC) Board of Directors announced the acceptance of election of William E. Clark II and Edward Drilling as directors of the Company.

Mr. Clark is Chairman and Chief Executive Officer of CDI contractors, LLC. Mr. Clark will serve on the Nominating Compensation and Corporate Governance and Audit Committees.

Mr. Drilling currently serves as President of AT&T Arkansas.  Mr. Drilling will serve on the Nominating Compensation and Corporate Governance Committee.

ITEM: 9.01	STATEMENTS, PRO FORMA INFOMRATION AND EXHIBITS

Exhibit 99.1	Press Release of the Company dated January 7, 2008, announcing the appointments of William E. Clark II and Edward Drilling.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: January 7, 2008	Robert A. Fehlman, Executive Vice President
and Chief Financial Officer